UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23652

Dynamic Alternatives Fund

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)     (Zip code)

Jeffrey G. Wilkins, President and Principal Executive Officer

Dynamic Alternatives Fund

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: 9/30

Date of reporting period: 9/30/2025

Item 1. Reports to Stockholders.

(a)

Dynamic Alternatives Fund

Annual Report

September 30, 2025

Hamilton Capital, LLC

5025 Arlington Centre Boulevard, Suite 300

Columbus, Ohio 43220

Dynamic Alternatives Fund

Shareholder Letter

Fiscal Year Ended September 30, 2025

Dear Investors,

As we close out our third full year of operations, we are pleased to share the progress and momentum that continue to shape the Dynamic Alternatives Fund (the “Fund” or “DA”). Your trust and partnership remain central to everything we do, and we’re genuinely grateful for your continued confidence in our strategy and team.

Building on a Strong Foundation

Over the past year, the Fund has grown meaningfully- crossing $330 million in assets under management as of September 30, 2025. This increase in scale has strengthened both our operational foundation and our standing as a partner to seasoned investment managers.

The Fund delivered a 10.93% return over the trailing 12 months and 8.83% year-to-date through September 30, 2025.(1) We believe these results reflect the benefits of disciplined portfolio construction, rigorous manager selection, and, to some extent, a supportive market backdrop.

Remaining true to Hamilton Capital’s dynamic investment philosophy, the portfolio has evolved substantially since inception. When we launched in late 2022, the Fund held six managers and a relatively high cash balance. By the end of 2023, we had expanded to 11 managers, and by September 2025, that number had grown to 18 managers and three direct investments- a clear sign of our widening opportunity set. We believe it is a great time to be invested in private markets.

Some of the most meaningful improvements over the past 18 months include:

●	A complete refresh of our hedge fund allocation- exiting underperforming multi-manager platforms and adding focused, high-skill specialists. One such addition, a hedge fund specializing in aircraft engine trading, has delivered exceptional results since joining the portfolio.

●	Direct investments that have enhanced returns while reducing overall costs.

●	Larger allocations to our highest-conviction positions, allowing our best ideas to drive performance more effectively.

Investment Performance

These refinements have helped the Fund sustain its positive trajectory throughout fiscal year 2025, with consistently low correlation to public equities and bonds. DA returned 3.33% net in the second quarter- our best quarterly gain since inception- to be surpassed by a return of 3.77% net in the third quarter.(1) The Fund has maintained low volatility at 1.58% annualized, with minimal sensitivity (beta) to global markets. While past stability cannot guarantee future calm, we are proud of these results.

As of September 2025, the Fund has now recorded 23 consecutive months of positive performance- a milestone that we believe speaks to the consistency of our process. Every strategy and underlying manager has contributed positively both year-to-date and since their inclusion.(1)

This year’s returns have been broad-based, led by strong showings from specialized hedge funds, with meaningful contributions from private equity, private credit, and structured credit strategies.

Our newer allocations- particularly in aircraft engine trading, convertible arbitrage, and other differentiated strategies- have stood out as key performance drivers. One multi-manager hedge fund platform, while still producing positive returns, has underperformed relative to expectations, and we plan to redeem this position at year-end.

Looking Ahead(2)

As we head into 2026, our focus remains the same: delivering attractive, risk-adjusted returns with low correlation to traditional markets. Our broadened investment universe, coupled with Hamilton Capital’s disciplined process and risk management framework, position the Fund to continue identifying inefficiencies and opportunities across both public and private markets.

In the months ahead, we plan to deepen our partnerships with existing managers, expand high-conviction exposures, and selectively introduce new specialized strategies currently under review. Several potential additions are already in late-stage evaluation, and we expect some to enter the portfolio before year-end.

We’re genuinely thankful for your continued trust and partnership. On behalf of the entire Hamilton Capital team, thank you for your confidence and support as we build on the Fund’s growing foundation of success.

Warm regards,

Hamilton Capital

(1)	Performance figures are net of fees and expenses. Past performance is not indicative of future results. Performance calculations are based on time-weighted returns. Please refer to the Fund’s offering documents for complete performance information, including standardized performance tables and benchmark comparisons.
(2)	This report may contain certain forward-looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the SEC. The Fund undertakes no obligation to update any forward-looking statement.

Dynamic Alternatives Fund

Investment Results

(Unaudited)

Average Annual Total Returns(1) as of September 30, 2025

		Since
		Inception
	1 Year	(10/31/22)
Dynamic Alternatives Fund	10.93%	8.75%
Bloomberg U.S. Aggregate Bond Index(2)	2.88%	5.55%
MSCI ACWI Index(3)	17.27%	21.41%

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Dynamic Alternatives Fund (the “Fund”) distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. All performance figures are presented net of fees. For periods prior to February 10, 2025, the Fund’s total returns reflect any applicable fee waivers or recoupments. If such fee waivers or recoupments had not occurred, the quoted performance would have been different. The Fund’s expense limitation agreement terminated on February 10, 2025.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling (833) 617-2624. The prospectus should be read carefully before investing. The Fund is distributed by Ultimus Fund Distributors, LLC (Member FINRA/SIPC).

(1)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower.
(2)	The Bloomberg U.S. Aggregate Bond Index (“Index”) is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed rate and hybrid adjustable rate mortgage pass throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.
(3)	The MSCI ACWI Index (“ACWI Index”) captures large and mid cap representation across the 23 developed markets countries and 24 emerging markets countries. The performance of the ACWI Index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or operating expenses. Individuals cannot invest directly in the ACWI Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Dynamic Alternatives Fund

Investment Results (continued)

(Unaudited)

Comparison of a $25,000 Investment in the Dynamic Alternatives Fund,

Bloomberg U.S. Aggregate Bond Index and the MSCI ACWI Index

$45,000
$40,000
$35,000
$30,000
$25,000
$44,007
$31,924
$29,260
Oct-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dynamic Alternatives Fund - $31,924
MSCI ACWI Index - $44,007
Bloomberg U.S. Aggregate Bond Index - $29,260

The chart above assumes an initial investment of $25,000 made on October 31, 2022 (commencement of operations) and held through September 30, 2025. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (833) 617-2624. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Dynamic Alternatives Fund

Fund Holdings

(Unaudited)

Dynamic Alternatives Fund as of September 30, 2025(1)

60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
51.8%
12.9%
12.8%
7.5%
7.3%
4.8%
2.9%
Portfolio Funds(2)
Interval Funds
Closed-End Mutual Funds
Direct Investments
Open-End Mutual Funds
Money Market Funds
Other Assets in Excess of Liabilities(3)

(1)	As a percentage of net assets.
(2)	Portfolio Funds are private investment vehicles that are managed by unaffiliated asset managers and employ a broad range of investment management strategies. See the Fund’s Consolidated Schedule of Investments for a breakdown of the Fund’s investments in Portfolio Funds by strategy.
(3)	Consists of the Fund’s liabilities less any non-investment assets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund’s holdings for the first and third quarter of each fiscal year are also available on the Fund’s website at https://www.dynamicalternativesfund.com/documents.

Dynamic Alternatives Fund

Consolidated Schedule of Investments

September 30, 2025

Portfolio Funds*	Shares	% of Net Assets	Cost	Fair Value	Initial Acquisition Date	Redemption Frequency(1)
Hedge Funds
AvCap Trading Fund Global Feeder, LP(2)	N/A	9.9%	$25,000,000	$32,423,848	10/8/2024	Annually
Centiva Offshore Fund, Ltd., Series HA(3)	114,408	3.6%	10,712,774	11,996,620	11/1/2022	Quarterly(4)
Corbin Hedged Equity Fund, LP	N/A	4.8%	12,156,299	15,703,940	11/1/2022	Monthly
Janus Henderson Biotechnology Innovation Fund	3,164	2.9%	8,000,000	9,422,876	2/1/2025	Quarterly
Linden International, Ltd., Class A	12,000	4.1%	12,000,000	13,307,399	3/1/2025	Quarterly(4)
Linden International, Ltd., Class A, Series 1	750	0.3%	750,000	823,362	4/1/2025	Quarterly(4)
Linden International, Ltd., Class A, Series 2	500	0.2%	500,000	549,478	5/1/2025	Quarterly(4)
Linden International, Ltd., Class A, Series 3	750	0.2%	750,000	808,985	6/1/2025	Quarterly(4)
Linden International, Ltd., Class A, Series 4	1,750	0.6%	1,750,000	1,901,916	7/1/2025	Quarterly(4)
Linden International, Ltd., Class A, Series 5	1,000	0.3%	1,000,000	1,058,721	8/1/2025	Quarterly(4)
		5.6%	16,750,000	18,449,861
BlackRock Systematic Total Alpha Fund, Ltd.	12,000	3.7%	12,000,000	12,215,510	7/1/2025	Monthly
BlackRock Systematic Total Alpha Fund, Ltd., Series 1	2,000	0.6%	2,000,000	2,000,000	9/30/2025	Monthly
		4.3%	14,000,000	14,215,510

Total Investments - Hedge Funds		31.2%	86,619,073	102,212,655

See accompanying consolidated notes which are an integral part of these financial statements.

Dynamic Alternatives Fund

Consolidated Schedule of Investments

September 30, 2025 (Continued)

Portfolio Funds*	Shares	% of Net Assets		Cost	Fair Value	Initial Acquisition Date	Redemption Frequency(1)
Structured Credit
Waterfall Eden Fund, Ltd., Class B1	4	0.0	%(5)	$4,239	$3,733	3/1/2023	Quarterly(4)
Waterfall Eden Fund, Ltd., Class B2, Series 1	10,135	3.9%		10,320,761	12,715,148	3/1/2023	Quarterly(4)
Waterfall Eden Fund, Ltd., Class B2, Series 2	1,000	0.3%		1,000,000	1,070,650	2/1/2025	Quarterly(4)
Waterfall Eden Fund, Ltd., Class B2, Series 3	1,500	0.5%		1,500,000	1,579,215	4/1/2025	Quarterly(4)
Waterfall Eden Fund, Ltd., Class B2, Series 4	1,000	0.3%		1,000,000	1,052,980	5/1/2025	Quarterly(4)
Waterfall Eden Fund, Ltd., Class B2, Series 5	500	0.2%		500,000	521,465	6/1/2025	Quarterly(4)
Waterfall Eden Fund, Ltd., Class B2, Series 6	1,000	0.3%		1,000,000	1,017,820	7/1/2025	Quarterly(4)

Total Investments - Structured Credit		5.5%		15,325,000	17,961,011

See accompanying consolidated notes which are an integral part of these financial statements.

Dynamic Alternatives Fund

Consolidated Schedule of Investments

September 30, 2025 (Continued)

Portfolio Funds*	Shares	% of Net Assets	Cost	Fair Value	Initial Acquisition Date	Redemption Frequency(1)
Private Credit
NB Credit Opportunities II Cayman, LP (6)(7)	N/A	1.7%	$4,878,513	$5,659,015	6/1/2023	N/A
Merchants Healthcare Fund 1 Onshore	N/A	4.5%	14,400,000	14,749,681	4/1/2024	Quarterly
Cross Ocean Partners GSS Offshore Feeder, LP (8)	N/A	6.4%	20,000,000	21,140,842	5/1/2025	Semi-Annual(9)

Total Investments - Private Credit		12.6%	39,278,513	41,549,538

Private Equity
Council Oaks Partners Fund I-B, LP (6)(10)(11)	N/A	2.5%	6,779,166	8,180,000	7/1/2025	N/A

Total Investments - Portfolio Funds		51.8%	148,001,752	169,903,204

See accompanying consolidated notes which are an integral part of these financial statements.

Dynamic Alternatives Fund

Consolidated Schedule of Investments

September 30, 2025 (Continued)

Portfolio Funds*	Shares	% of Net Assets	Cost	Fair Value	Initial Acquisition Date	Redemption Frequency(1)
Interval Funds
Private Credit
Cliffwater Corporate Lending Fund	2,573,659	8.4%	$27,454,571	$27,718,310	11/1/2022	Quarterly

Structured Credit
1WS Credit Income Fund	755,915	4.5%	14,750,000	14,626,947	6/13/2024	Quarterly

Total Investments - Interval Funds		12.9%	42,204,571	42,345,257

Closed-End Funds
Private Equity
AMG Pantheon Fund, LLC, Class 2	509,391	4.3%	11,018,011	14,222,185	11/1/2022	Quarterly
Stepstone Private Markets, Institutional Class	237,009	4.4%	14,251,329	14,381,684	12/18/2023	Quarterly
Hamilton Lane Private Assets Fund	711,825	4.1%	12,100,000	13,439,825	1/2/2025	Quarterly

Total Investments - Closed-End Funds		12.8%	37,369,340	42,043,694

Direct Investments
Private Equity
TWG Flying Wasp, LLC (6)(10)(12)	66,196	2.1%	6,909,185	7,016,083

Private Real Estate
RB ZaZa Port, LLC, 12% (10)(12)	10,000,000	3.1%	10,000,000	10,194,027
TCG Elford Broad Investor, LLC, 14.6% (PIK rate 6.6%), 8/31/2030(10)	7,500,000	2.3%	7,500,000	7,500,000

Total Direct Investments		7.5%	24,409,185	24,710,110

See accompanying consolidated notes which are an integral part of these financial statements.

Dynamic Alternatives Fund

Consolidated Schedule of Investments

September 30, 2025 (Continued)

Open-End Mutual Funds	Shares	% of Net Assets	Cost	Fair Value
Structured Credit
Axonic Strategic Income Fund, Institutional Class	1,366,137	3.7%	$12,062,774	$12,281,571
FPA New Income, Inc.	1,168,488	3.6%	11,591,405	11,790,048

Total Investments - Open-End Mutual Funds		7.3%	23,654,179	24,071,619

Money Market Funds
Goldman Sachs Financial Square Government Fund, Institutional Class, 4.07% (13)	15,653,208	4.8%	15,653,208	15,653,208

Total Investments		97.1%	$291,292,235	$318,727,092

Other Assets in Excess of Liabilities		2.9%		9,682,435

Net Assets		100.0%		$328,409,527

*	Non-income producing security.
(1)	Certain redemptions may be subject to various restrictions and limitations such as redemption penalties on investments liquidated within a certain period subsequent to investment (e.g., a soft or hard lock-up), investor-level gates and/or Portfolio Fund-level gates. Redemption notice periods range from 10 to 100 days.
(2)	Subject to three year hard lock-up.
(3)	Subject to one year hard lock-up.
(4)	Subject to 25% investor level quarterly gate.
(5)	Amount is less than 0.05%.
(6)	As of September 30, 2025, the Fund had $8,496,288 in unfunded commitments for Council Oaks Partners Fund I-B, LP and $3,090,815 in unfunded capital commitments for TWG Flying WASP, LLC. As of September 30, 2025, the Fund had $879,991 in unfunded commitments for NB Credit Opportunities II Cayman, LP. There were no other unfunded commitments as of September 30, 2025 for any other investments held by the Fund.
(7)	Subject to three year hard lock-up, with two one-year extensions.
(8)	Subject to 18 month hard lock-up.
(9)	Subject to 25% investor level semi-annual gate.
(10)	Level 3 securities fair valued using unobservable inputs.
(11)	Subject to eight year hard lock-up, with two possible one-year extensions.
(12)	All or a portion of this security is held by DAF U.S. Blocker, Inc. as of September 30, 2025.
(13)	Rate disclosed is the seven day effective yield as of September 30, 2025.

PIK - Paid in kind

See accompanying consolidated notes which are an integral part of these financial statements.

Dynamic Alternatives Fund

Consolidated Statement of Assets and Liabilities

September 30, 2025

Assets
Investments in securities and Portfolio Funds, at fair value (cost $291,292,235)	$318,727,092
Advanced subscriptions in Portfolio Funds	19,263,780
Dividends receivable	347,149
Prepaid expenses	7,039
Total assets	338,345,060

Liabilities
Subscriptions received in advance	$6,739,135
Payable for fund shares redeemed	2,397,380
Payable to Adviser	533,414
Deferred tax liability	63,194
Payable for audit and tax fees	49,658
Payable to Administrator	31,133
Other accrued expenses	121,619
Total liabilities	9,935,533

Net Assets	$328,409,527

Net Assets Consist Of
Paid-in capital	$299,263,935
Accumulated earnings	29,145,592
Net Assets	$328,409,527

Shares outstanding (no par value, unlimited shares authorized)	28,391,340
Net asset value and offering price per share	$11.57

See accompanying consolidated notes which are an integral part of these financial statements.

Dynamic Alternatives Fund

Consolidated Statement of Operations

For the year ended September 30, 2025

Investment Income
Dividend income	$9,393,066
Interest income	80,451
Total Income	9,473,517

Expenses
Investment Adviser	2,565,296
Legal	184,801
Administration	127,638
Audit and tax preparation fees	49,261
Trustee	45,092
Registration	43,047
Chief Compliance Officer	36,385
Printing	23,148
Transfer agent	21,838
Custodian	21,244
Miscellaneous	101,360
Total expenses	3,219,110
Net investment income	6,254,407

Realized and Change in Unrealized Gain/(Loss) from Investments
Net realized gain on sale of investments	4,379,663
Long term capital gain dividends from investment companies	119,568
Net change in unrealized appreciation/(depreciation) from investments	17,554,570
Net change in deferred tax liability	(63,194)
Net realized and change in unrealized gain from investments, net of taxes	21,990,607
Net increase in net assets resulting from operations	$28,245,014

See accompanying consolidated notes which are an integral part of these financial statements.

Dynamic Alternatives Fund

Consolidated Statements of Changes in Net Assets

	For The Year Ended September 30, 2025	For The Year Ended September 30, 2024
Increase/(Decrease) In Net Assets Resulting From Operations
Net investment income	$6,254,407	$4,238,539
Net realized gain on sale of investments	4,379,663	—
Long term capital gain dividends from investment companies	119,568	91,162
Net change in unrealized appreciation/(depreciation) from investments, net of taxes	17,491,376	7,171,499
Net increase in net assets resulting from operations	28,245,014	11,501,200

Distributions To Shareholders From
Earnings	(10,187,733)	(3,976,452)

Capital Share Transactions
Proceeds from issuance of shares	129,137,339	72,490,249
Reinvestment of distributions	9,824,082	3,909,289
Payments for redemption of shares	(7,077,166)	—
Net increase in net assets resulting from capital share transactions	131,884,255	76,399,538
Net increase in net assets	149,941,536	83,924,286
Net assets at beginning of year	178,467,991	94,543,705
Net assets at end of year	$328,409,527	$178,467,991

Share Transactions
Shares issued	11,832,983	6,845,716
Reinvestment of distributions	923,316	381,022
Shares redeemed	(639,223)	—
Net increase in share transactions	12,117,076	7,226,738

See accompanying consolidated notes which are an integral part of these financial statements.

Dynamic Alternatives Fund

Consolidated Statement of Cash Flows

For the year ended September 30, 2025

Cash Flows From Operating Activities:
Net increase/(decrease) in net assets resulting from operations	$28,245,014

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Net (purchase)/sales of short-term investment securities	15,215,203
Purchase of long-term investment securities	(176,239,680)
Amortization of premium and accretion of discount on investments, net	(80,451)
Sale of long-term investment securities	52,661,032
Increase in subscriptions to Portfolio Funds made in advance	(19,263,780)
Decrease in dividends receivable	163,938
Increase in prepaid expenses and other assets	(1,828)
Increase in payable to Adviser	245,452
Increase in payable for audit and tax fees	8,828
Increase in payable to Administrator	14,963
Increase in other accrued expenses and expenses payable	45,523
Increase in deferred tax liability	63,194
Net realized gain on sale of investments	(4,379,664)
Net change in unrealized (appreciation)/depreciation from investments	(17,554,570)
Net cash used in operating activities	(120,856,826)

Cash flows from financing activities:
Proceeds from shares sold	129,137,339
Payment from redemption of shares, net change in payable for shares redeemed	(4,679,786)
Increase in subscriptions received in advance	(6,297,076)
Distributions paid (net of reinvestments)	(363,651)
Net cash from financing activities	117,796,826

Net change in cash	$(3,060,000)

Cash balance beginning of year	$3,060,000
Cash balance end of year	$—

See accompanying consolidated notes which are an integral part of these financial statements.

Dynamic Alternatives Fund

Consolidated Financial Highlights

	For the Year Ended September 30, 2025*	For the Year Ended September 30, 2024	For the Period Ended September 30, 2023(1)
Per Share Operating Performance
Net asset value, beginning of period	$10.97	$10.45	$10.00

Investment operations:
Net investment income	0.36	0.38	0.16
Net realized and unrealized gains/(losses) from investments	0.79	0.54	0.39
Net change in net assets resulting from operations	1.15	0.92	0.55

Distributions from:
Net investment income	(0.54)	(0.39)	(0.10)
Net realized gains	(0.01)	(0.01)	—
	(0.55)	(0.40)	(0.10)

Net asset value, end of period	$11.57	$10.97	$10.45

Total return(2)	10.83%	9.12%	5.49	%(3)

Net assets, end of period	$328,409,527	$178,467,991	$94,543,705

Ratios To Average Net Assets
Expenses after waiver/reimbursement or recoupment(4)	1.25%	1.47%	1.75	%(5)
Expenses before waiver/reimbursement or recoupment(4)	1.25%	1.32%	1.89	%(5)
Net investment income after waiver/reimbursement or recoupment(4)	2.44%	3.17%	1.58	%(5)
Net investment income before waiver/reimbursement or recoupment(4)	2.44%	3.32%	1.44	%(5)
Portfolio turnover rate	23.23%	0.00%	0.00	%(3)

*	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(1)	For the period October 31, 2022 (commencement of operations) through September 30, 2023.
(2)	Total return represents the rate an investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions, if any.
(3)	Not annualized.
(4)	The ratios do not reflect the Fund’s proportionate share of income and expenses of the underlying Portfolio Funds.
(5)	Annualized.

See accompanying consolidated notes which are an integral part of these financial statements.

Dynamic Alternatives Fund

Notes to the Consolidated Financial Statements September 30, 2025

(1)	ORGANIZATION

The Dynamic Alternatives Fund (the “Fund”) was organized on March 24, 2021 as a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund is non-diversified and operates as a “tender offer fund,” which means that it is subject to the requirements of Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), with respect thereto.

The Fund commenced operations on October 31, 2022. The Fund had no operations prior to October 31, 2022 other than those relating to organizational matters, including the issuance of 10,000 shares at $10.00 per share to its initial investor, Hamilton Capital, LLC (the “Adviser”), the investment adviser to the Fund. The Fund’s registration statement permits it to offer a single class of shares of beneficial interest (“shares”). The Fund’s shares will be offered monthly, as of the first business day of each month, based on the net asset value (“NAV”) per share calculated as of the last business day of the prior month. The Fund has registered $400,000,000 shares for sale under the registration statement. The Fund is governed by the Board of Trustees (the “Board”).

The Fund’s investment objective is to seek total return through a combination of capital appreciation and income generation. The Fund seeks to achieve its investment objective by dynamically allocating its assets among investments in private investment vehicles (“Portfolio Funds”), commonly referred to as hedge funds, private equity funds and private real estate investment funds, that are managed by unaffiliated asset managers and employ a broad range of investment strategies. The Fund may invest in Portfolio Funds directly, or indirectly.

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Principal Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Dynamic Alternatives Fund

Notes to the Consolidated Financial Statement (Continued)

Consolidation of a Subsidiary

The consolidated financial statements of the Fund include DAF U.S. Blocker, Inc. (“DAF, Inc.”), (the “Subsidiary”) a limited liability company and wholly owned subsidiary of the Fund. All intercompany accounts and transactions have been eliminated. As of September 30, 2025, the net assets of DAF, Inc. were $17,306,233, which is 5.27% of the Fund’s consolidated net assets.

(2)	SIGNIFICANT ACCOUNTING POLICIES

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

New Accounting Pronouncement – In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (“Topic 740”) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Fund’s financial statements.

Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to qualify as a “registered investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. Therefore, no provision of federal income taxes is required.

Share Valuation

The Fund will calculate the NAV of the shares as of the close of business on the last business day of each calendar month and at such other times as the Board may determine, including in connection with the repurchase of shares (each such date, an “NAV Date”). Due to the nature of many of the securities held in the Fund’s portfolio, the valuation information necessary to calculate NAV will generally not be available until several weeks

Dynamic Alternatives Fund

Notes to the Consolidated Financial Statements (Continued)

after each NAV Date. As a result, the NAV will be calculated within approximately 30 calendar days after each NAV Date (based on the value of each portfolio holding as of the NAV Date) and at such other times as the Board may determine.

(3)	SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund has adopted valuation procedures (the “Valuation Procedures”) which have been approved by the Board. Under the Valuation Procedures, the Board has delegated to the Adviser the role of serving as the Fund’s valuation designee (the “Valuation Designee”), with responsibility for determining a fair value for securities for which market quotations are not readily available, subject to Board oversight. The Board receives valuation reports from the Valuation Designee on a quarterly basis and determines if the Valuation Procedures are operating as expected and the outcomes are reliable.

Investments in Portfolio Funds are recorded on a subscription effective date basis, which is generally the first day of the calendar month in which the investment is effective. Realized gains and losses are calculated on a specific identification method when redemptions are accepted by a Portfolio Fund, which is generally on the last day of the calendar month. Interest income and expense, if any, are accrued each month. Dividends are recorded on the ex-dividend date. Distributions received from the Fund’s investments in Portfolio Funds generally are comprised of ordinary income and return of capital. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the distribution received. Such estimates are based on historical information available and other industry sources. These estimates may subsequently be revised based on information received from Portfolio Funds after their tax reporting periods are concluded.

Because the Fund invests a substantial portion of its assets in Portfolio Funds, the NAV of the shares will depend on the value of the Portfolio Funds. The NAVs of Portfolio Funds are generally not available from pricing vendors, nor are they calculable independently by the Fund or by the Adviser. Under the Valuation Procedures, the Adviser, as the Valuation Designee, is responsible for determining the fair value of each Portfolio Fund as of each date upon which the Fund calculates its NAV (i.e., the NAV Date). The Valuation Procedures require the Adviser to consider all relevant information when assessing and determining the fair value of the Fund’s interest in each Portfolio Fund.

As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will be the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund’s interest in the Portfolio Fund was redeemed as of the NAV Date. In accordance with the Valuation Procedures, the fair value of the Fund’s interest in a Portfolio Fund as of a NAV Date will ordinarily be the most recent NAV reported by an investment

Dynamic Alternatives Fund

Notes to the Consolidated Financial Statements (Continued)

manager or third-party administrator (“Portfolio Fund Management”). In the event that the last reported NAV of a Portfolio Fund is not as of the NAV Date, the Adviser may use other information that it believes should be taken into consideration in determining the Portfolio Fund’s fair value as of the NAV Date. This may include any cash flows since the reference date of the last reported valuation by the Portfolio Fund Management, and relevant broad-based and issuer (or fund) specific valuation information relating to the assets held by the Portfolio Fund that is reasonably available at the time the Portfolio Fund values its investments.

Pursuant to the Valuation Procedures, the Adviser may conclude in certain circumstances that, after considering information reasonably available at the time the valuation is made and that the Adviser believes to be reliable, the NAV provided by Portfolio Fund Management does not represent the fair value of the Fund’s interest in the Portfolio Fund. In addition, in the absence of specific transaction activity in the interests of a particular Portfolio Fund, the Adviser could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund’s net assets as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to the reported net assets.

The Fund’s interests in Portfolio Funds may also be illiquid and may be subject to substantial restrictions on transferability. The Fund may not be able to acquire initial or additional interests in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that Portfolio Fund’s governing documents. See the Schedule of Investments for more information.

Generally, the fair value of the Fund’s investment in a Portfolio Fund represents the Fund’s proportionate share of that Portfolio Fund’s net assets as reported by the applicable Portfolio Fund Management. All valuations were determined by the Adviser consistent with the Fund’s Valuation Procedures and are net of management and incentive fees pursuant to the Portfolio Funds’ applicable agreements. The fair value represents the amount the Fund expects to receive, gross of redemption fees or penalties, at September 30, 2025, if it were to liquidate its investments in the Portfolio Funds.

Investments in mutual funds, including money market mutual funds, business development companies and interval funds are generally priced at the closing NAV. These securities are categorized as Level 1 securities.

Fixed income securities are priced using evaluated prices supplied by approved pricing services, which may use electronic data processing techniques and/or a computerized matrix system to determine a fair value. In determining the value of a bond or other fixed income security, matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, rating, coupon, maturity and type of issue, and any other

Dynamic Alternatives Fund

Notes to the Consolidated Financial Statements (Continued)

factors or market data as the independent pricing service deems relevant for the security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser, as “Valuation Designee” under the oversight of the Board, decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Valuation Designee, in conformity with the Valuation Procedures adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Direct Investments in private companies are generally valued by the Valuation Designee based on valuations utilizing a methodology that incorporates available data from publicly-traded companies that are comparable to the direct investment held. (the current language appeared accurate with respect to the direct investment held through an SPV managed by Hamilton but not the other.) The Valuation Designee reviews such methodology in determining the fair value of a direct investment, and updates such fair value with relevant market information known to the Valuation Designee if the valuation provided to the Fund is deemed not current.

There is no single standard for determining fair value of a security. Rather, the fair value determinations involve significant professional judgment in the application of both observable and unobservable attributes, and as a result, the calculated NAVs of the Fair Valued Securities’ assets may differ from their actual realizable value or future fair value. In determining the fair value of a security for which there are no readily available market quotations, the Valuation Designee may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security as well as overall market information and the prices of a group of similar assets. The Valuation Designee may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer to investors or prospective investors. As part of its due diligence of Fair Valued Security investments, the Valuation Designee will attempt to obtain current information on an ongoing basis from market sources, asset managers and/or issuers to value all Fair Valued Securities. However, it is anticipated that portfolio holdings and other value information of the Fair Valued Securities could be available on no more than a quarterly basis. Based on its review of all relevant information, the Valuation Designee may conclude in certain circumstances that the information provided by the asset manager and/or issuer of a Fair Valued Security does not represent the fair value of the Fund’s investment in such security. Private funds that invest primarily in publicly traded securities are more easily valued because the values of their underlying investments are based on market quotations. Determining fair value involves subjective judgments, and it is possible that the fair value determined by the Valuation Designee may differ materially from the value that could be realized upon the ultimate sale of the investment.

Dynamic Alternatives Fund

Notes to the Consolidated Financial Statements (Continued)

Direct investments may be valued at acquisition cost initially until the Fund receives additional information. Thereafter, direct investments will generally be valued by the Valuation Designee in accordance with the Fund’s valuation policies and procedures.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 – Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●	Level 2 – Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly.

●	Level 3 – Inputs, broadly referred to as the assumptions that market participants use to make valuation decisions, are unobservable and reflect the Adviser’s best estimate of what market participants would use in pricing the financial instrument at the measurement date.

In determining fair values as of September 30, 2025, the Adviser has, as a practical expedient, estimated fair value of certain Portfolio Funds using the NAV (or its equivalent) provided by the Portfolio Fund Management of each Portfolio Fund as of that date. Each investment for which fair value is measured using the Portfolio Fund’s NAV as a practical expedient is not required to be categorized within the fair value hierarchy.

The following is a summary of the inputs used to value the Fund’s investments in such instruments as of September 30, 2025:

	Valuation Inputs
Assets	Practical Expedient*	Level 1	Level 2	Level 3	Total
Portfolio Funds	$161,723,204	$—	$—	$8,180,000	$169,903,204
Interval Funds	—	42,345,257	—	—	42,345,257
Closed-End Mutual Funds	14,222,185	27,821,509	—	—	42,043,694
Direct Investments	—	—	—	24,710,110	24,710,110
Open-End Mutual Funds	—	24,071,619	—	—	24,071,619
Money Market Funds	—	15,653,208	—	—	15,653,208
Total	$175,945,389	$109,891,593	$—	$32,890,110	$318,727,092

Dynamic Alternatives Fund

Notes to the Consolidated Financial Statements (Continued)

*	The Fund held portfolio funds with a fair value of $161,723,204 and closed-end funds of $27,662,010 that in accordance with GAAP, are valued at net asset value as a “practical expedient” and are excluded from the fair value hierarchy as of September 30, 2025.

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value as of September 30, 2025:

	Beginning balance September 30, 2024	Transfers into Level 3 during the period(1)(2)	Transfers out of Level 3 during the period	Purchases or Contributions
Portfolio Funds	$—	$—	$—	$6,779,166
Direct Investments	—	—	—	24,409,185
Total	$—	$—	$—	$31,188,351

	Sales or Distributions	Net realized gain (loss)	Change in net unrealized Appreciation (Depreciation)	Ending Balance September 30, 2025
Portfolio Funds	$—	$—	$1,400,834	$8,180,000
Direct Investments	—	—	300,925	24,710,110
Total	$—	$—	$1,701,759	$32,890,110

(1)	The amount of transfers in and/or out are reflected at the reporting period end.
(2)	Transfers in relate primarily to securities for which observable inputs were considered unavailable during the period. Therefore, the securities were valued at fair value by the Adviser, in conformity with guidelines adopted by and subject to review by the Board and are categorized as Level 3 inputs as of September 30, 2025.

Dynamic Alternatives Fund

Notes to the Consolidated Financial Statements (Continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of September 30, 2025:

Level 3 Investment	Fair Value	Valuation Technique	Unobservable Input	Range of Inputs	Weighted Average	Impact to Valuation from an Increase in Input
Council Oaks Partners Fund I-B, LP	8,180,000	Market Approach	Market Adjustment Factor	1.76% - 5.27%	3.52%	Increase

TCG Elford Broad Investor, LLC	7,500,000	Recent Transaction	Recent Transaction Price	N/A	N/A	Increase

TWG Flying Wasp, LLC	7,016,083	Market Approach	LTM EBITDA Multiple(a)	9.75x to 10.75x	10.25x	Increase
		Market Approach	2025 Estimate EBITDA Multiple(b)	9.50x to 10.50x	10.00x	Increase
		Income Approach	Discount Rate	16.5% to 18.50%	17.50%	Decrease
		Income Approach	Exit Multiple	12.5x to 13.5x	13.0x	Increase
		Transaction Approach	LTM EBITDA Multiple(a)	9.01x	9.01x	Increase
		Transaction Approach	2024 Estimate EBITDA Multiple(b)	10.11x	10.11x	Increase

RB ZaZa Port, LLC	10,194,027	Income Approach	Discount Rate	13.50% - 14.50%	14.00%	Decrease
	$32,890,110

(a)	LTM EBITDA - Last twelve months earnings before interest, taxes, depreciation and amortization.
(b)	EBITDA - Earnings before interest, taxes, depreciation and amortization.

The valuation process involved in Level 3 measurements is designed to subject the valuation of the investments to an appropriate level of consistency, oversight and review. The valuation of the Fund’s Level 3 investments relies on evaluations of multiple observable and unobservable inputs including financial and operating data; company specific developments, stock prices, earnings and tax rates; market valuations of comparable companies; analysis of market segments; and model projections. The output

Dynamic Alternatives Fund

Notes to the Consolidated Financial Statements (Continued)

of these evaluations is typically reviewed and approved by the Pricing Committee which receives information surrounding their valuation process and, in some circumstances, the valuation analysis.

(4)	FEES AND TRANSACTIONS WITH RELATED PARTIES

Investment Advisory Agreement

Under the terms of the Investment Advisory Agreement between the Fund and the Adviser, the Adviser manages the Fund’s investments subject to oversight by the Board. The Fund pays the Adviser a fee, computed and paid monthly, of 1.00% of the Fund’s month-end net assets.

Through February 10, 2025, the Adviser had contractually agreed under an Operating Expense Limitation Agreement (“Agreement”) to reduce the management fee and reimburse other expenses to ensure that total annual fund operating expenses (excluding brokerage commissions and other similar transactional expenses; interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts); other borrowing costs and fees, including commitment fees; taxes; acquired fund fees and expenses; litigation and indemnification expenses; judgments; and extraordinary expenses) will not exceed 1.75% of the Fund’s average net assets. This Agreement was terminated on February 10, 2025.

Investment managers, who operate Portfolio Funds in which the Fund invests, receive fees for their services. The fees include management and incentive fees, or allocations based upon the NAV of the Fund’s investment in the Portfolio Fund. These fees are deducted directly from each Portfolio Fund’s assets in accordance with the governing documents of the Portfolio Fund. Generally, fees payable to an investment manager are estimated to range from 0.3% to 2.0% (annualized) of the average NAV of the Fund’s investment in a Portfolio Fund. In addition, certain investment managers charge an incentive allocation or fee which can range up to 30% of a Portfolio Fund’s net profits. The impact of these fees is reflected in the Fund’s performance but are not operational expenses of the Fund. Incentive fees may be subject to certain hurdle rates.

Master Services Agreement

Ultimus Fund Solutions, LLC (“Ultimus”) provides the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting. Under the terms of a Master Services Agreement, Ultimus receives fees from the Fund for these services.

Dynamic Alternatives Fund

Notes to the Consolidated Financial Statements (Continued)

Consulting Agreement

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Distribution Agreement

The Fund has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), pursuant to which the Distributor acts as principal underwriter and distributor of the Fund’s shares of beneficial interest on a best effort basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of shares and shares are available for purchase through these Selling Agents or directly through the Distributor. Generally, shares are only offered to investors that are U.S. persons for U.S. federal income tax purposes. The Distributor is a wholly-owned subsidiary of Ultimus.

Certain officers of the Fund are also employees of the Adviser and/or Ultimus.

(5)	CAPITAL SHARE TRANSACTIONS

The Fund is a closed-end tender offer fund and, to provide liquidity to shareholders, may from time to time offer to repurchase shares in accordance with written tenders by shareholders at those times, in those amounts and on such terms and conditions as the Board may determine in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendation of the Adviser. The Adviser currently expects to recommend to the Board that the Fund offer to repurchase up to 5% of the Fund’s outstanding shares at the applicable NAV per share on a quarterly basis. However, the Fund is not required to conduct repurchase offers and may be less likely to do so during periods of exceptional market conditions.

Shares of the Fund will be offered for purchase only through the Distributor, or a Selling Agent, as of the first business day of each month. Capital transactions are recorded on their effective date.

Dynamic Alternatives Fund

Notes to the Consolidated Financial Statements (Continued)

During the fiscal year ended September 30, 2025, the Board authorized and the Fund completed four quarterly repurchase offers. In this offer, the Fund offered to repurchase up to 5% of the net asset value of the Fund’s Shares as of the repurchase pricing dates. The results of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement date	September 27, 2024	January 16, 2025
Repurchase request deadline	November 5, 2024	March 17, 2025
Repurchase pricing date	December 31, 2024	March 31, 2025
Value of shares repurchased	$837,372	$3,077,705
Shares repurchased	78,700	284,973

	Repurchase Offer #3	Repurchase Offer #4
Commencement date	April 18, 2025	July 15, 2025
Repurchase request deadline	June 16, 2025	September 10, 2025
Repurchase pricing date	June 30, 2025	September 30, 2025
Value of shares repurchased	$764,709	$2,397,380
Shares repurchased	68,522	207,027

(6)	PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2025, the purchase and sale of investments, excluding short-term investments, were $176,239,680 and $52,661,032, respectively.

For the fiscal year ended September 30, 2025, there were no purchases or sales of long-term U.S. government obligations.

(7)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the 1940 Act. As September 30, 2025, there were no beneficial owners, directly or indirectly, of more than 25% of the Fund.

(8)	DISTRIBUTIONS

The Fund declares and pays dividends on investment income, if any, annually. The Fund also makes distributions of net capital gains, if any, annually.

Dynamic Alternatives Fund

Notes to the Consolidated Financial Statements (Continued)

(9)	FEDERAL INCOME TAXES

It is the policy of the Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The following information is provided on a tax basis as of September 30, 2025:

Gross unrealized appreciation	$16,966,081
Gross unrealized depreciation	(123,559)
Net unrealized appreciation	$16,842,522
Cost of investments	$301,884,570

The difference between the book-basis unrealized appreciation/(depreciation) is attributable primarily to the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies.

As of September 30, 2025, the following reclassifications was made on the Statement of Assets and Liabilities for the Fund:

Paid-In Capital	Accumulated Earnings (Deficit)
$2,762	$(2,762)

As of September 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$11,047,075
Undistributed long term capital gains	1,324,530
Accumulated capital and other losses	(5,341)
Unrealized appreciation/(depreciation)	16,779,328
Total	$29,145,592

The tax character of distributions for the fiscal year end September 30, 2025 and September 30, 2024, were as follows:

	September 30, 2025	September 30, 2024
Distributions paid from:
Ordinary income	$10,087,946	$3,848,781
Net Long Term Capital Gains	99,787	127,671
Total distributions paid	$10,187,733	$3,976,452

Dynamic Alternatives Fund

Notes to the Consolidated Financial Statements (Continued)

Management of the Fund has reviewed tax positions taken in the tax year that remain subject to examination by all major tax jurisdictions, including federal (i.e., the interim tax period since then, as applicable). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Subsidiary Fund Income Taxes

The Fund may hold certain portfolio company investments through consolidated taxable subsidiaries. Accordingly, the Fund’s provision for income taxes consists of a state and federal deferred tax liability and is reflective of only the U.S. federal statutory corporate tax rate of 21.0%. These consolidated subsidiaries recognize deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between the tax basis of certain assets and liabilities and the reported amounts included in the accompanying consolidated balance sheet using the applicable statutory tax rates in effect for the year in which any such temporary differences are expected to reverse.

As of September 30, 2025, the Fund recorded a deferred tax liability of $63,194, included within “Deferred tax liability” in the accompanying consolidated balance sheet. The only component of the deferred tax liability is net unrealized appreciation on portfolio investments held within the Sub-Fund. As of September 30, 2025, the Fund had a Net Operating Income of $3,288.

September 30, 2025
Current:
Federal	$—
State	—
$—
Deferred
Federal	$63,194
State	—
$63,194
Estimated provision for income taxes	$63,194

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Dynamic Alternatives Fund

Notes to the Consolidated Financial Statements (Continued)

At September 30, 2025, components of the estimated deferred tax assets and liabilities are as follows:

September 30, 2025
Deferred tax assets:
Deferred tax liabilities:	$—
Net unrealized gains on investment securities	63,194
Net deferred tax liabilities (assets)	$63,194

(10)	CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Fund’s officers and the Board for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

(11)	RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

Unlisted Closed-End Fund; Liquidity Limited to Repurchases of Shares — The Fund has been organized as a non-diversified closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. The Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Fund intends to offer a limited degree of liquidity by conducting repurchase offers on a quarterly basis, or at such other times as the Board determines, in its sole discretion,

Dynamic Alternatives Fund

Notes to the Consolidated Financial Statements (Continued)

a Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. Moreover, there is no assurance that the Fund will, in fact, conduct repurchase offers, whether quarterly or otherwise. If a repurchase offer is made, there is no assurance that you will be able to tender your Shares when or in the amount that you desire. In addition, Shares generally are not transferable, and liquidity will be provided only through repurchase offers, if any, by the Fund. Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end registered investment companies, and are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares, and should be viewed as a long-term investment.

Liquidity and Valuation Risk — Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Adviser would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in Portfolio Funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case the Adviser’s judgment may play a greater role in the valuation process.

Valuation of Portfolio Funds Uncertain — Under the 1940 Act, the Fund is required to carry Fund investments at market value or, if there is no readily available market value, at fair value as determined by the Adviser, in accordance with the Fund’s valuation procedures, which have been approved by the Board. There is not a public market or active secondary market for many of the Portfolio Funds in which the Fund invests. Rather, many of the Portfolio Funds may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, the Fund will value these securities at fair value as determined in good faith by the Adviser, serving as the Fund’s Valuation Designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with the valuation procedures that have been approved by the Board. The determination of fair value, and thus the amount of unrealized losses the Fund may incur in any year, is to a degree subjective, and the Adviser has a conflict of interest in making the determination. Because such valuations are inherently uncertain and may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed.

Valuation of the Fund’s Interests in Portfolio Funds and Special Purpose Vehicles — The valuation of the Fund’s investments in Portfolio Funds, including Special Purpose Vehicles, are ordinarily determined based upon valuations provided by the sponsors or Portfolio Fund Managers of such investments or Portfolio Funds or their

Dynamic Alternatives Fund

Notes to the Consolidated Financial Statements (Continued)

administrators, whose valuations are generally not audited. A majority of the securities will not have a readily ascertainable market price and will be valued by the sponsors or Portfolio Fund Managers. In this regard, a sponsor or Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect compensation or the ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any sponsor or Portfolio Fund, the accuracy of the valuations provided, that the sponsor or Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the valuation policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts.

(12)	SUBSEQUENT EVENTS

On December 31, 2025, the Fund will have completed a quarterly repurchase offer. In this offer, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Date.

The Fund is required to recognize in this financial statement the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted any additional events.

Dynamic Alternatives Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Dynamic Alternatives Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Dynamic Alternatives Fund (the “Fund”) as of September 30, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the years ended September 30, 2025 and 2024 and for the period from October 31, 2022 (commencement of operations) through September 30, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and underlying fund administrators or managers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Dynamic Alternatives Fund

Report of Independent Registered Public Accounting Firm (Continued)

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

November 28, 2025

Dynamic Alternatives Fund

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you will receive will show the tax status of all distributions paid to your account in any calendar year. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. For the fiscal year ended September 30, 2025, the Fund designates approximately 0% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the fiscal year ended September 30, 2025, 0% of the Fund’s ordinary income qualifies for the corporate dividends received deduction.

For the fiscal year ended September 30, 2025, the Fund designated $99,787 long-term capital gain distributions.

Dynamic Alternatives Fund

Approval of Advisory Agreement (Unaudited)

Renewal of Advisory Agreement – Dynamic Alternatives Fund*

At a meeting held on September 4, 2025, the Board of Trustees (the “Board”) of the Dynamic Alternatives Fund (the “Fund”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Hamilton Capital, LLC (the “Adviser”) and the Fund. In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Fund and the Advisory Agreement including a memorandum prepared by independent legal counsel discussing the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Advisory Agreement, detailed information provided by the Adviser regarding management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including the Adviser’s responses to an information request circulated by independent legal counsel on behalf of the Independent Trustees, the Adviser’s Form ADV, select financial statements of the Adviser, and information regarding the Adviser’s profitability from managing the Fund) and other pertinent information.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the renewal of the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent, and quality of services provided by the Adviser to the Fund under the Advisory Agreement and the amount of time the Adviser and its personnel devote to the operation of the Fund. The Trustees also considered the specific responsibilities the Adviser undertakes with respect to the day-to-day management of the Fund, as well as the qualifications and experience of the Adviser, the Fund’s portfolio managers and other key personnel of the Adviser involved in the day-to-day management of the Fund. The Board also considered the resources, policies, procedures, and infrastructure of the Adviser devoted to ensuring compliance with applicable laws and regulations, as well as the Adviser’s commitment to those programs. The Board noted that there were currently no known pending regulatory actions by the SEC or other regulatory agencies involving the Adviser, or the Fund. The Board concluded that the Adviser’s key personnel had sufficient expertise necessary to continue to serve as investment adviser to the Fund, that the Adviser continues to invest in personnel and other resources to ensure the Fund receives quality services, and that the nature, overall quality and extent of the management services provided to the Fund were satisfactory and reliable.

Dynamic Alternatives Fund

Approval of Advisory Agreement (Unaudited) (Continued)

Performance. The Board considered the Fund’s performance against both its benchmark indexes (the Bloomberg U.S. Aggregate Bond Index and the MSCI All Country World Index) and in comparison to a peer group of closed-end funds with similar investment objectives and strategies, as selected by the Adviser (the “Peer Group”). The Board observed that the Fund had outperformed the Bloomberg U.S. Aggregate Bond Index over the one-year and since inception periods ended June 30, 2025 but underperformed the MSCI All Country World Index over the one-year and since inception periods ended June 30, 2025. The Board also reviewed the performance of the Fund’s allocations to private credit, private equity, hedge fund, and strategic credit investments against strategy-specific benchmarks. The Board noted that the Fund’s private credit investments had outperformed the private credit benchmark over the year-to-date and since inception periods ended June 30, 2025, the Fund’s private equity investments had outperformed the private equity benchmark over the year-to-date and one-year periods ended June 30, 2025, the Fund’s hedge fund investments outperformed the hedge fund benchmark over the year-to-date and since inception periods ended June 30, 2025, and the Fund’s structured credit investments outperformed the structured credit benchmark over the year-to-date and since inception periods ended June 30, 2025. The Board also considered the performance of the Fund’s co-investments allocation. The Board noted that the co-investments allocation had not been compared to a benchmark, but that the co-investments allocation did generate a positive absolute returns. The Board also considered the Fund’s performance over the one-year period relative to the Peer Group and noted that the Fund’s return outperformed the Peer Group average. With regard to the Peer Group, the Board noted that the funds in the Peer Group are all semi-liquid funds that calculate performance at different intervals. Lastly, the Board considered the Fund’s return on an absolute basis, noting that the Fund had generated positive absolute returns over the one-year and since inception periods ended June 30, 2025.

After considering all of the information the Board concluded that the performance of the Fund was satisfactory under current market conditions and that the Adviser has the necessary expertise and resources in providing investment advisory services in accordance with the Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Board determined the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

Fees and Expenses. The Board considered the fee rate charged by the Adviser to the Fund and the Fund’s overall net expense ratio. As to the costs of the services provided and profits realized by the Adviser in connection with the Advisory Agreement, the Board considered the advisory fee for the Fund and total expense ratio of the Fund relative to the Peer Group. The Board considered that the Adviser charges an advisory fee of 1.00% of the Fund’s average net assets. The Board considered that the advisory fee and estimated total expense ratio for the Fund were each below the Peer Group

Dynamic Alternatives Fund

Approval of Advisory Agreement (Unaudited) (Continued)

median and average. The Board also considered the range of advisory fees charged to the Adviser’s separate accounts, noting that while such separate accounts employ alternative investments, the accounts do not have the same investment objective or strategy as the Fund. The Board noted that the advisory fee for the Fund was within the range of advisory fees charged by the Adviser to its separate accounts. The Board concluded that the contractual advisory fee paid to the Adviser was fair and reasonable and that the overall expense ratio for the Fund was acceptable in light of these factors.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of economies of scale for the benefit of Fund investors. The Board noted that most of the Fund’s operating expenses are fixed rather than variable and therefore, as the Fund’s size increases, each individual investor’s total expense ratio will decrease accordingly. Based upon its review and discussion, the Board determined that, while fee breakpoints were not currently necessary for the Fund, they would continue to review whether breakpoints should be incorporated in the future. After further discussion, the Board concluded that the current fee structure was reasonable.

Profitability. The Board reviewed the Adviser’s profitability analysis for the one-year period ended June 30, 2025 in connection with the advisory services provided to the Fund. The Board observed that while the Fund charges an advisory fee, clients of the Adviser did not pay additional fees at the separately managed account level on assets invested in the Fund. The Board concluded that the Adviser’s fees and the profits obtained by the Adviser from the Fund were not excessive.

Conclusion. Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and as assisted by the advice of independent counsel, the Board concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Dynamic Alternatives Fund

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Fund. Each Trustee serves as a trustee until termination of the Fund unless the Trustee dies, resigns, retires or is removed.

The Board is currently comprised of three Independent Trustees and one trustee who is considered an “interested person” of the Fund (the “Interested Trustee”). The business address of the Trustees is c/o Hamilton Capital, LLC, 5025 Arlington Centre Boulevard, Suite 300, Columbus, Ohio 43220.

The following tables provide information regarding the Trustees and officers of the Fund:

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the past 5 Years
Interested Trustee
Jeffrey G. Wilkins(2) Born: 1975	Interested Trustee; Chairman; President and Principal Executive Officer	Since 2021, indefinite	Deputy Chief Investment Officer and Managing Director, Hamilton Capital, LLC, (since August 2010).	1	None.
Independent Trustees
Michael S. Jordan Born: 1971	Independent Trustee	Since 2021, indefinite	Partner, Seyfarth Shaw LLP (since 2022); Partner, Ice Miller LLP (law firm, formerly Schottenstein, Zox & Dunn) (1997-2022); Managing Partner, Ice Miller LLP (2019-2021).	1	None.
Carrie J. Thome Born: 1968	Independent Trustee	Since 2021, indefinite	Managing Director, NVNG Investment Advisors, LLC (since 2019); Wisconsin Alumni Research Foundation, Chief Investment Officer (2007-2019).	1	Madison Funds (15) (2017- 2022); Ultra Series Fund (14) (2017- 2022).

Dynamic Alternatives Fund

Trustees and Officers (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the past 5 Years
Jeremy M. Getson Born: 1971	Independent Trustee	Since 2024, indefinite	Head of Investor Relations, Northlight Capital Partners LLC (since August 2022); Partner AQR Capital Management (2004-2022); AQR Capital Management, LLC.	1	None.

(1)	Under the Fund’s Declaration of Trust, a Trustee serves until his or her successor is elected and qualified, or until his or her removal, resignation, death, incapacity or declaration as bankrupt or retirement from the Board. While the Board has discretion to institute a retirement policy, it has not yet done so.
(2)	Mr. Wilkins is considered an “interested person” because of his affiliation with the Adviser.

The following table provides information regarding the officers of the Fund. With the exception of Messrs. Wilkins and Leuby, the business address of each of the officers is c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474. The business address of Messrs. Wilkins and Leuby is c/o Hamilton Capital, LLC, 5025 Arlington Centre Boulevard, Suite 300, Columbus, Ohio 43220.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Jeffrey G. Wilkins Born: 1975	President	Since 2021, indefinite	Deputy Chief Investment Officer and Managing Director, Hamilton Capital, LLC (since August 2010).
Zachary Richmond Born: 1980	Treasurer	Since 2021, indefinite	Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (since 2019); Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (2015-2019).

Dynamic Alternatives Fund

Trustees and Officers (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Dan Ellenwood Born: 1969	Chief Compliance Officer	Since 2024, indefinite	Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2024); Chief Compliance Officer North Square Investments, LLC (2021-2023); Vice President, Fund Compliance Oversight Manager, Nuveen Investments - TIAA (2013-2021).
Kent Barnes Born: 1968	Secretary	Since 2024, indefinite	Vice President and Senior Management Counsel, Ultimus Fund Solutions, LLC, (since 2023); Vice President, U.S. Bancorp Fund Services, LLC (2018-2023); Chief Compliance Officer, Rafferty Asset Management, LLC (2016-2018).
William A. Leuby Born: 1957	Assistant Secretary	Since 2021, indefinite	Senior Vice President, General Counsel and Chief Compliance Officer, Hamilton Capital, LLC (since 1997).
John Reep Born: 1978	Assistant Secretary	Since 2023, indefinite	Associate Legal Counsel, Ultimus Fund Solutions, LLC (since 2022); Associate Controller, JP Morgan Chase (2021-2022); Senior Accountant, Washington Prime Group (2019-2021); Tax Adviser, Cardinal Health (2018- 2019)
Deryk Jones Born: 1988	Anti-Money Laundering Compliance Officer	Since 2021, indefinite	Compliance Analyst, Northern Lights Compliance Services, LLC (since 2018); prior thereto, student.

(1)	Under the Fund’s By-Laws, an officer holds office for one year and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the Trustees.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available on the Fund’s website at www.dynamicalternativesfund.com or you may call toll-free at (833) 617-2624 to request a free copy of the SAI or to make shareholder inquiries.

Dynamic Alternatives Fund

Dividend Reinvestment Plan (Unaudited)

Shareholders will automatically participate in the Fund’s Dividend Reinvestment Plan (“DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in additional shares unless they elect in writing to receive distributions in cash in their Subscription Agreement with the Fund. Ultimus (the “Agent”) acts as the agent for participants under the DRIP. Participants in the DRIP will receive an amount of full and fractional shares equal to the amount of the distribution on that participant’s shares divided by the immediate post-distribution NAV per share.

Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid by wire (or, if the shares are held in street or other nominee name, then to the nominee) by Ultimus as dividend paying agent. To the extent shareholders make an election to receive distributions in cash, the Fund may pay any or all such distributions in a combination of cash and shares of the Fund. The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

A shareholder may withdraw from the DRIP at any time. There will be no penalty for withdrawal from the DRIP and shareholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the shareholder’s name and address as they appear on the records of the Fund. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record date of at least 10 days after the date on which the election is received. A shareholder whose shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that shareholder’s election.

Questions concerning the DRIP should be directed to the Agent at P.O. Box 541150, Omaha, Nebraska 68154 or 833-617-2624.

PRIVACY NOTICE

FACTS	WHAT DOES DYNAMIC ALTERNATIVES FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■	Social Security number
	■	Assets
	■	Retirement Assets
	■	Transaction History
	■	Checking Account Information
	■	Purchase History
	■	Account Balances
	■	Account Transactions
	■	Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons chosen to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Dynamic Alternatives Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Dynamic Alternatives Fund
What we do
How does Dynamic Alternatives Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Dynamic Alternatives Fund collect my personal information?	We collect your personal information, for example, when you
	■	Open an account
	■	Provide account information
	■	Give us your contact information
	■	Make deposits or withdrawals from your account
	■	Make a wire transfer
	■	Tell us where to send the money
	■	Tells us who receives the money
	■	Show your government-issued ID
	■	Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	■	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	■	Affiliates from using your information to market to you
	■	Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	■	Dynamic Alternatives Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
	■	Dynamic Alternatives Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	■	Dynamic Alternatives Fund does not jointly market.

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PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Fund at (833) 617-2624 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Jeffrey G. Wilkins, Chairman

Michael S. Jordan

Carrie J. Thome

Jeremy M. Getson

OFFICERS

Jeffrey G. Wilkins, President and Principal Executive Officer

Zachary P. Richmond, Treasurer and Principal Financial Officer

Dan Ellenwood, Chief Compliance Officer

Kent Barnes, Secretary

INVESTMENT ADVISER

Hamilton Capital, LLC

5025 Arlington Centre Boulevard, Suite 300

Columbus, OH 43220

DISTRIBUTOR

Ultimus Fund Distributors, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1835 Market Street

Philadelphia, PA 19103

LEGAL COUNSEL

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, WI 53202

CUSTODIAN

Fifth Third Bank

38 Fountain Square

Cincinnati, OH 45263

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

Dynamic-AR-25

(b) NOT APPLICABLE

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Carrie J. Thome, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Registrant

Dynamic Alternatives Fund:	FY 2025	$42,000
	FY 2024	$35,000

(b)	Audit-Related Fees

Registrant

Dynamic Alternatives Fund:	FY 2025	$0
	FY 2024	$0

(c)	Tax Fees

Registrant

Dynamic Alternatives Fund:	FY 2025	$5,250
	FY 2024	$5,000

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant

Dynamic Alternatives Fund:	FY 2025	$0
	FY 2024	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Fund, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Fund’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Fund if the engagement relates directly to the operations and financial reporting of the Fund, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

None of the services described in paragraph (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of rule 2-01 of Regulation S-X.

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

All Fees for Non-Audit Services Provided to the Fund, the Adviser and Service Affiliates
FY 2025	$5,250
FY 2024	$5,000

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Companies.

NOT APPLICABLE – applies to listed companies only

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 1.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the registrant’s proxy voting policies and procedures as well as its adviser’s policies and procedures are attached hereto as Appendix A.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser votes proxies in accordance with its proxy policies and procedures. A summary of the Adviser’s proxy voting policies and procedures is set forth below.

The Adviser votes proxies relating to the Fund’s portfolio securities in the best interest of shareholders. The Adviser reviews on a case-by-case basis each proposal submitted for a proxy vote to determine its impact on the Fund’s investments.

The guiding principle by which the Adviser votes on all matters submitted to security holders is the maximization of the ultimate economic value of the Fund’s holdings. The Adviser does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, that guiding principle. It is the Adviser’s policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting the Adviser’s voting decisions.

It is the general policy of the Adviser to vote on all matters presented to security holders in any proxy. However, the Adviser reserves the right to abstain on any vote or otherwise withhold its vote on any matter if in the judgment of the Adviser, the costs associated with voting such proxy outweigh the benefits to the Fund or if the circumstances make such an abstention or withholding otherwise advisable to the Fund in the judgment of the Adviser. With respect to shares of any investment companies held by the Fund, the Adviser will vote all proxies received from such investment companies in the same proportion as all shares of the underlying investment company held by shareholders who are not clients of the Adviser (i.e., a “mirror vote”), unless otherwise instructed from fund shareholders.

If a proxy proposal raises an actual or potential conflict of interest or the appearance of a conflict between the Adviser and its clients, the Adviser may take any of the following courses of action to resolve the conflict:

●	Disclose the conflict to its clients and obtain consent before voting;

●	Suggest clients engage another party to determine how the proxy should be voted; or

●	Vote according to the recommendation of an independent third party.

You may obtain a copy of the Adviser’s proxy voting policies by making a written request for proxy voting information to the Adviser, 5025 Arlington Centre Boulevard, Suite 300, Columbus, Ohio 43220.

The Board periodically reviews the Fund’s proxy voting record.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at 833-617-2624, (ii) by visiting the Fund’s website at www.dynamicalternativesfund.com and (iii) by visiting the SEC’s website at www.sec.gov.

Item 13. Portfolio Managers of Closed-End Investment Companies.

(a)(1) Portfolio Manager and Business Experience. As of the date of the filing of this Report on Form N-CSR, Lee J. Caleshu, Francis Chu and Jeffrey G. Wilkins are primarily responsible for the day-to-day management of the Registrant’s portfolio (the “Portfolio Managers”).

Lee J. Caleshu joined the Adviser in 2019, where he currently serves as a Deputy Chief Investment Officer and a Managing Director. He has served as a co-portfolio manager of the Fund since its inception in 2022. Mr. Caleshu is a CFA® charterholder with more than 20 years of investment management experience. He has managed portfolios for both private clients and institutions. His expertise lies in researching and directing investments across multiple asset classes, including public equities, public bonds, as well as alternative vehicles such as real assets, hedge funds and private equity funds. Mr. Caleshu graduated cum laude from Tulane University with a finance major.

Francis Chu joined the Adviser in 2021, where he currently serves as a Managing Director of Portfolio Management. He has served as a co-portfolio manager of the Fund since its inception in 2022. Mr. Chu is a CFA® charterholder with more than 22 years of experience and he has investment management expertise in both traditional and alternative assets (hedge funds & private equity). Over his career, Mr. Chu has advised clients, led investment processes, and managed portfolios at RIA’s and Family Offices. Mr. Chu holds a Bachelor of Science magna cum laude from New York University, Stern School of Business.

Jeffrey G. Wilkins joined the Adviser in 2010, where he currently serves as a Deputy Chief Investment Officer and a Managing Director. He has served as a co-portfolio manager of the Fund since its inception in 2022. Mr. Wilkins has more than 15 years of active investment and business leadership experience. He has directed the investment and management of a number of public asset classes, including high-yield bonds, energy infrastructure, U.S. mid-cap and Japan stocks. He has also led research into alternative asset classes, such as real estate, private-equity, and Sub-Saharan African equities. Prior to joining the Adviser, Mr. Wilkins made active investments in several private companies and real estate ventures and co-founded a venture-backed technology business. He holds an MBA with distinction from The Ross School of Business at the University of Michigan and a bachelor’s degree magna cum laude from The University of Arizona.

All team members share investment decision making responsibilities with respect to the Fund. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

(a)(2) Other Accounts Managed by the Portfolio Managers. The chart below shows the number of other accounts managed by the Portfolio Manager as of September 30, 2025.

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES ($)	OTHER POOLED INVESTMENT VEHICLES ($)	OTHER ACCOUNTS ($)
Jeffrey G. Wilkins	0	0	$4,419,497,488
Lee Caleshu	0	0	4,419,497,488
Francis Chu	0	0	4,419,497,488

Potential Conflicts of Interest

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

(a)(3) Compensation of the Management Team. During the Reporting Period, each portfolio manager is compensated by the Adviser through a combination of fixed salary and benefits, and the potential for bonus and deferred compensation. In determining each portfolio manager’s compensation, the Adviser considers the portfolio manager’s credentials and track-record as well as value-added and competitive market conditions. Actual absolute and relative returns of portfolios managed by the portfolio manager are used to determine any payouts for bonus and deferred compensation.

(a)(4) Beneficial Ownership by Portfolio Managers. As of September 30, 2025, the shares owned by each Portfolio Manager were as follows:

Team Member	Dollar Range of Equity Securities in the Fund as of September 30, 2025
Jeffrey G. Wilkins	$50,000-$100,000
Lee Caleshu	$1-$50,000
Francis Chu	$100,001-$500,000

(b) Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE

Item 15. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant’s board of trustees are contained in the statement of additional information of the Fund with respect to the Fund for which this Form N-CSR is being filed.

Item 16. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1)	Code of ethics is filed herewith.

(a)(2)	Not applicable.

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dynamic Alternatives Fund

By:	/s/ Jeffrey G. Wilkins
Jeffrey G. Wilkins, President and Principal Executive Officer

Date:	12/9/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey G. Wilkins
Jeffrey G. Wilkins, President and Principal Executive Officer

Date:	12/9/2025

By:	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Principal Financial Officer

Date:	12/9/2025